EXHIBIT 10

            Consent of Independent Registered Public Accounting Firm

The Board of Directors
The Travelers Insurance Company:

We consent to the use of our reports, incorporated herein by reference. Our reports covering the December 31, 2003, consolidated financial statements and schedules of The Travelers Insurance Company refer to changes in the Company's methods of accounting for goodwill and intangible assets in 2002, and for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/ KPMG LLP

Hartford, Connecticut
January 21, 2005